EXHIBIT 10.24

CERTAIN PORTIONS OF THIS EXHIBIT

HAVE BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT. THE

SYMBOL “****” HAS BEEN INSERTED

IN PLACE OF THE PORTIONS SO OMITTED.

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Consumer Cards Incentive Agreement

This agreement (including all Exhibits and Annexes attached hereto, the “Agreement”) is made as of the Effective Date (as defined below) by and between MasterCard International Incorporated, a Delaware corporation having its principal place of business at 2000 Purchase Street, Purchase, New York 10577-2509 (“MasterCard”), and MBNA America Bank, N.A. having its principal place of business at 1100 North King Street, Wilmington, DE 19884-0133 (“MBNA”).

WHEREAS, MBNA is licensed to issue Cards bearing the MasterCard name and mark pursuant to the Rules, and

WHEREAS, MasterCard and MBNA desire to enter into an arrangement by which MasterCard will provide Support to help increase the issuance, usage and activation of MBNA’s MasterCard Cards.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definitions.

Capitalized terms used in this Agreement shall have the meanings given to them in Exhibit A or elsewhere in this Agreement.

2.	MasterCard Support.

In consideration for MBNA’s timely performance of its obligations under this Agreement, MasterCard shall provide MBNA with the Support outlined below during the Term, subject to the conditions and limitations contained herein.

2.1	MasterCard **** Incentive. Subject to Section 3, as of the Effective Date, MasterCard will pay to MBNA a **** for each calendar quarter of the Term with an annual adjustment at the end of each Year during the Term (the “****”).

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A.	Quarterly Calculation

1.	Unless otherwise adjusted as provided herein, the **** for each Year of the Term will be distributed by calendar quarter, as follows (“Quarterly ****”):

Table 1.

Measurement Period	Quarterly **** Volume ($****)

1st quarter	$****

2nd quarter	$****

3rd quarter	$****

4th quarter	$****

2.	MBNA shall pay MasterCard Standard Pricing as applicable under the Rules and with the same frequency as required in the MCBS Manual. At the conclusion of each calendar quarter of the Term for each of the first three calendar quarters of every Year after the Effective Date, and within thirty (30) days after MBNA has provided the Required Reports for such quarter, MasterCard shall make the appropriate calculation and **** of MBNA’s actual payments of the **** for such period pursuant to this Section 2. Unless otherwise adjusted as provided herein, the appropriate **** and the corresponding applicable **** and **** for such quarter shall be determined in Table 2. For the first three calendar quarters of calendar year 2005, the **** and **** to be employed will be **** and ****, respectively. The **** and the corresponding applicable **** and **** to be used in the first three calendar quarters of ensuing Years will in each case be based on the **** achieved during the preceding Year:

Table 2 ($)	****	****

****	****	****

****	****	****

****	****	****

****	****	****

3.	The **** is calculated as: ****

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B.	Annual Calculation

At the end of the 4th calendar quarter of each Year during the Term, and within thirty (30) days after MBNA has provided all Required Reports for such Year, MasterCard shall make the appropriate calculation and **** as follows:

1.	The **** will be used with Table 2 to determine the corresponding ****, as well as **** and the ****, for that Year.

2.	The “****” is calculated as follows: ****

3.	In the event that in any given Year of the Term the **** generated by MBNA equals or exceeds the **** but does not equal or exceed the relevant **** Target described in Section 3.1 below, then prior to performing the calculation pursuant to Section 2.1(B.) the **** and the **** with respect to such Year will be increased by a **** that is equivalent to**** the **** shortfall by which the **** generated by MBNA in such Year is below the applicable **** Target, calculated as follows: ****

4.	In the event that in any quarter of any given Year of this Agreement the **** generated by MBNA does not meet or exceed the relevant Quarterly **** then the MBNA pricing will remain at MasterCard Standard Pricing as applicable under the Rules for the **** region and **** region, as applicable, and no **** will apply for that quarter. Additionally, in the event that the **** in any given Year does not meet or exceed the **** then MBNA pricing will remain at MasterCard Standard Pricing as applicable under the Rules for the **** region and **** region, as applicable, and no **** will apply in any such Year. If the **** is calculated and the result is a **** number that more than offsets the amount of the fourth quarter ****, if any, owed to MBNA, then MasterCard may only collect such unrecovered balance from future payments otherwise payable to MBNA under this Agreement, or from future MBNA MasterCard **** income.

2.2	MasterCard ****/ Other Support.

MasterCard will provide MBNA with two **** budgets annually subject to this Section 2.2:

A.	**** Budget. Subject to section 2.2(D.) below, the **** Budget will have a 2005 value of up to $**** and will increase $**** per Year thereafter during each ensuing Year of the Term, that MBNA will use exclusively in connection with its MasterCard Card portfolio (e.g., ****).

B.	**** Budget. Subject to section 2.2(D.) below, the **** Budget will have a value of up to $**** each Year of the Term and will require a **** dollar commitment from MBNA (e.g., if **** is estimated at $****, $**** would be funded from the **** budget and the remaining $**** would be funded by MBNA).

C.	Budget Roll-Over. In any Year if the **** Budget has been depleted, then MBNA may chose to utilize any remaining **** Budget for additional **** falling within the **** Budget practice areas, with the matching dollar commitment applicable to any additional **** Budget practice areas.

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D.	Budget Proration. If MBNA’s **** in any Year is greater than the **** but less than the Annual **** Target for such Year, then (unless otherwise agreed upon by the parties), the following Year’s **** Budget and **** Budget will be multiplied by the **** represents of the Annual **** Target (e.g., if the **** in 2006 is $**** rather than $****, 2006 **** would be ****% of the Annual **** Target ($**** / $**** = **** ). As a result, the **** Budget for 2007 would be $**** (2007 value of $**** * **** ). The Budget for 2007 would be $**** (2007 value of $**** * **** ). If the **** in any Year is less than the ****, then (unless otherwise agreed upon by the parties), the following Year’s **** Budget and **** Budget will be suspended for the remainder of the Term or until the **** for an ensuing Year is greater than the ****. If and when **** equals or exceeds the ****, then the following Year’s **** Budget and **** Budget will be reinstated at the then current values stated in this Agreement for that Year.

E.	**** Marketing Committee. An **** marketing committee will be established, co-chaired by MasterCard’s **** or designee, and MBNA’s **** or designee. This committee will oversee and approve the various initiatives which will be funded by the **** budgets. Deployment of **** budget funds will be mutually determined in good faith and will be based on a disciplined business case and prioritization process. Actual **** funded via these budgets will be deployed to support the growth of MBNA’s MasterCard Card portfolio. All **** will require the due execution of a MasterCard **** agreement (on mutually agreed upon terms and conditions), and the **** services to be provided to MBNA will consist of services generally provided by MasterCard to its members (unless otherwise agreed), and as agreed to by MBNA from time to time. **** must be approved by the **** marketing committee by October 1 of each Year to be deployed against that Year’s budget(s). Additionally, projects must be completed by December 31 of each Year to be deployed against that Year’s budget(s). MBNA agrees to share with MasterCard mutually agreed upon program and performance data relevant to activities using MasterCard **** or support. Results of any such efforts will be for the sole use of MBNA, or parties designated by MBNA (e.g., MasterCard), and may not be transferred by MasterCard to third parties without the prior written approval of MBNA. Notwithstanding any provision of this Agreement, MBNA shall not provide any data otherwise required to be provided by it to MasterCard, and may further restrict or end any use by MasterCard of any such data which is provided by MBNA to MasterCard, if MBNA is prohibited from disclosing the same or permitting such use because of any Law, or individual present or former customer request, or if the provision of such information or its intended use would create an additional material regulatory compliance burden on MBNA (e.g., result in MBNA being deemed a credit reporting agency).

F.	No Carry Over. To the extent that MBNA fails to use the entire value of the two **** budgets available to MBNA, as described above, in any Year of the Term, any such unused **** budget amount(s) will be forfeited and MasterCard will have no obligation to make any rebate or other consideration to MBNA for the unused amount of **** budget; provided however, that in the event MBNA determines in good faith that MasterCard has failed to act reasonably expeditiously in assisting MBNA to utilize such budget(s) during any Year, then the unused portion of such budgets for that Year shall roll into and be

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added to the budgets for the following Year. The value of **** services will be determined in accordance with MasterCard’s standard methodology for determining **** valuation in effect from time to time and MasterCard’s determination of value will be final and binding on the parties, absent material error or failure to adhere to such methodology.

G.	Your Credit Card Companies. For the ongoing industry campaign “Your Credit Card Companies,” MasterCard commits to provide in 2005 its proportionate share of the level of corporate and financial support as was committed equally by each member of the Your Credit Card Companies committee for 2005; subject to all other members of such committee funding their commitments in accordance with the committee accord.

2.3	Acquired Portfolios.

A. MBNA shall promptly notify MasterCard of any Acquired Portfolio transaction as soon as reasonably practicable after such transaction is finalized. No benefits or incentives shall be available under this Agreement to the Cards contained in Acquired Portfolios acquired by MBNA during the Term until such time as **** and subject to ****.

B. (a) ****

     (b) ****

3.	MBNA Covenants.

In consideration for the Support to be provided to MBNA by MasterCard as described above and to the other terms and conditions set forth in the Agreement, MBNA agrees and acknowledges that:

3.1	**** Targets. “Annual **** Targets” when used in this Agreement shall have the following meanings with respect to each Year:

Year	**** Target:
$ ****
$ ****
$ ****
$ ****
$ ****

3.2	Portfolio Transfer. ****

3.3	Use of Support. MBNA agrees that it shall use all Support exclusively to grow its MasterCard Card business and will not use any Support for the benefit of any Card brand other than MasterCard, unless otherwise agreed by MasterCard.

4.	General Terms and Conditions.

4.1	Payment. MasterCard may reasonably condition any payment, waiver, rebate, or other provision of Support on MBNA’s providing the Required Reports. Any Support payments owed by MasterCard to MBNA shall be made via the MasterCard Consolidated Billing

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System (“MCBS”) or by other means as mutually agreed. MasterCard may, at MasterCard’s option, recover any amount owing from MBNA under this Agreement by debiting MBNA’s MCBS account pursuant to Section 2.1.B.4 or by netting future amounts owed by MasterCard to MBNA against such amounts owed to MasterCard by MBNA.

4.2	Taxes. All payments made by the parties under this Agreement shall be deemed inclusive of all taxes including, but not limited to, value-added (VAT), sales, use, occupancy, excise and income taxes. The sole obligation to report and remit any taxes shall be that of the party to which the payment is made.

4.3	Term. This Agreement shall commence as of the Effective Date and continue for **** Years from such date, unless sooner terminated in accordance with this Agreement or the mutual agreement of the parties (the “Term”).

4.4	Reporting. In addition to any reporting required under the Rules, MBNA shall provide MasterCard at the end of each calendar quarter during the Term the following reports: (i) a report in the form attached as Exhibit C hereto, which shall include an annual forecasting report, and quarterly forecasting report for each ensuing quarter of the Year following such calendar quarter, which MBNA shall make commercially reasonable efforts to submit fifteen days (15) following the end of each calendar quarter but which shall be submitted no later than thirty (30) days following the end of each calendar quarter; (ii) **** and (iii) MBNA will provide appropriate supporting material and back-up as MasterCard may reasonably request to support all Required Reports. MasterCard may audit the QMR as provided in the Rules. With respect to the Required Reports other than the QMR, MasterCard shall have the right (not to be exercised more than once in any twelve month period) to require that a third party certified accounting firm to be mutually agreed upon by the parties perform an audit of the relevant portions of MBNA’s books and records as is reasonable and necessary for the purposes of verifying the remaining Required Reports. MasterCard shall pay for the cost of any such audit requested by it for the purposes of verifying the remaining Required Reports unless the results of the audit prove that MBNA has materially breached its reporting obligations under this Agreement; in which case MBNA shall pay for the cost of such audit. The independent certified accounting firm then being utilized by MBNA will be designated the certified accounting firm to be used unless such accounting firm is impermissibly conflicted as determined by such accounting firm. Any payments due hereunder by MasterCard may be delayed by MasterCard until forty-five (45) days after the backup is provided and/or the audit is undertaken and shall be amended as appropriate. MasterCard shall make commercially reasonable efforts to provide quarterly reporting to MBNA with detailed **** by Area of Use in the form attached as Exhibit E hereto.

4.5	Quarterly and Annual Performance Review. Upon the conclusion of each quarter of each Year of the Term, MBNA, upon being given reasonable notice, will meet with MasterCard to jointly review MBNA’s performance as submitted in Required Reports under the Agreement for purposes of ensuring the mutually satisfactory progress of the objectives of this Agreement and other initiatives as mutually agreed between MBNA and MasterCard. Additionally, in the event the Annual **** Target has not been attained in any given Year of the Term, MBNA and MasterCard will mutually confirm which **** and **** and **** from Table 2 will apply, if any, for purposes of calculating the following Year’s ****, based on the terms of this Agreement.

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4.6	Net Incentive Support. Notwithstanding the provisions of Section 4.1, Support amounts payable in any given Year under this Agreement shall be reduced by the amount of any other payment received by MBNA for the same Year, as successor to an acquired Person or Acquired Portfolio, under any benefit, support, or incentive arrangement between MasterCard and such acquired Person or its Affiliates or the transferor of such Acquired Portfolio in connection with any Cards that are subject to this Agreement.

4.7	Standard Terms and Conditions. The Standard Terms and Conditions attached hereto as Exhibit B (the “Standard Terms and Conditions” or “Exhibit B”) are incorporated by reference and made a part of this Agreement and will have the same force and effect as if fully set forth in this Agreement.

4.8	The parties acknowledge and agree that this Agreement does not supercede any other agreements between the parties. This Agreement does not and is not intended to alter or amend any aspect or provision of any other agreement between the parties or any surviving obligations from any prior agreements, or any other obligations within existing MBNA/MasterCard agreements. All such terms and commitments in any such agreements shall survive and operate in accordance with their terms. Nothing in this Agreement will limit or preclude MasterCard’s or MBNA’s rights or remedies at law in the event of a breach of any provisions of any agreements or other surviving obligations.

4.9	Notices. All notices relating to this Agreement, must be in writing and will be deemed given upon hand delivery or upon receipt if sent by an overnight courier delivery service of general commercial use and acceptance (i.e., Airborne, Federal Express or UPS) to the following addresses or such other address as may be later designated by notice given by such party:

If to MBNA:	MBNA America Bank, N.A.
1100 North King Street
Wilmington, DE 19884
Attention: Ms. Michelle Shepherd

with a copy to the office of the general counsel at the same address.

If to MasterCard:	MasterCard International Incorporated
2000 Purchase Street
Purchase, New York 10577
Attention: Mr. Gary Flood

with a copy to the office of the general counsel at the same address.

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This Agreement is executed as of April 14, 2005, and is effective as of the Effective Date.

MBNA AMERICA BANK, N.A.

By:
Name:
Title:

MASTERCARD INTERNATIONAL INCORPORATED

By:
Name:
Title:

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EXHIBIT A

A.	“Account” means the line of credit, deposit account, asset account or other source of funds that are accessed by a Card.

B.	“Acquired Portfolio” means MasterCard-Branded Cards acquired by MBNA through a merger, portfolio acquisition or similar bulk acquisition of any kind (and including without limitation the right to operate and manage any such acquired portfolio) during the Term, however, such term shall specifically not include any acquired MasterCard-Branded Cards that were lost to attrition after acquisition but before being included in the Required Reports as a result of material delinquency or standard charge-off.

C.	“Actual Quarterly****” means the **** reported in the MBNA QMR for any quarter during the Term.

D.	“****” means the sum of the **** reported in the MBNA QMR for the 1st through 4th quarters of each Year during the Term.

E.	“Affiliate” means with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person.

F.	“Annual **** Targets” shall mean the annual **** targets based on an increase of ****% annually, as illustrated in the table in Section 3.1.

G.	“Area of Use” means ****

H.	“****” shall mean for each Year of the Term, **** of at least $**** ($**** ).

I.	“Card” means any general purpose consumer payment card, including any consumer: bank card, credit card, charge card, travel and entertainment card, debit card, ATM card, prepaid card, smart card, stored-value card, co-branded card, virtual card or any combination thereof that is issued in the Area of Use, and the Account associated with such card. Card also includes the Account number(s) or alternative modes of access to the underlying Account (e.g., a convenience check or a virtual card).

J.	“****” means **** Attached hereto as Exhibit D.

K.	“control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or otherwise.

L.	“Effective Date” means January 1, 2005.

M.	“****Budget” shall, unless otherwise mutually agreed by the parties, be limited to funding in the following ****: (i) ****; (ii) **** (iii) ****; (iv) ****; and (v) ****. As additional **** are added by mutual agreement of MasterCard and MBNA, this definition may be revised via an addendum to this Agreement.

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N.	“****” shall mean the actual **** generated in any given measurement period (e.g., quarterly or annually) less the applicable **** (if annually) or Quarterly **** (if quarterly) for that same measurement period.

O.	“Law” means all statutes, rules, regulations, court orders, consent decrees and/or laws which apply to a party (in the reasonable legal opinion of counsel to such party) and affect matters contemplated by this Agreement, and all general principles of equity.

P.	“MasterCard-Branded” means a MasterCard Card.

Q.	“MasterCard Card” means a Card containing the name, logo, hologram, or service marks of MasterCard or any of its Affiliates (including but not limited to Cirrus, Maestro and Mondex), or any Card that has MasterCard functionality or acceptance utility issued in accordance with the Rules in effect from time to time.

R.	“MasterCard Competitor” means Visa, American Express, Diners Club, JCB, Carte Blanche, Discover and any other brand or payment form that the parties mutually and reasonably determine to be in competition with any MasterCard Card.

S.	“MasterCard Standard Pricing” means the issuer fees that would apply to MBNA under the Rules as they pertain to the corresponding Area of Use for the period in issue ****.

T.	“****Budget” shall, unless otherwise mutually agreed by the parties, be limited to funding for the following ****: (i) ****; (ii) ****; (iii) ****; and (iv) ****. As additional **** are added by mutual agreement of MasterCard and MBNA, this definition may be revised via an addendum to this Agreement.

U.	“MBNA’s Processing System” means MBNA’s internal computer systems (commonly referred to at MBNA as “MBNA Technology”), which supports MBNA’s Card business by providing services such as, but not limited to ****.

V.	“Person” means any individual, partnership, corporation (including business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity, or a government or any political subdivision or agency thereof.

W.	“****” shall mean, for any period of calculation during the Term ****

X.	“Required Reports” shall mean the reports MBNA shall provide to MasterCard as set forth in Section 4.4 hereto, and shall include MasterCard’s Quarterly MBNA Reports (“QMR”).

Y.	“Revised ****” shall have the meaning ascribed thereto in Section 2.3.

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Z.	“Rules” means the MasterCard Bylaws and Rules, the Cirrus Worldwide Operating Rules, regional Maestro licensor rules, and any other directive, memorandum, policy, or other requirement imposed by MasterCard, Maestro, Cirrus, or any other of MasterCard’s Affiliates relating to MasterCard Cards, Maestro-branded Cards, or Cirrus-branded Cards, as such bylaws and rules, operating rules, licensor rules, directives, memoranda, policies, or other requirements may be amended from time to time.

AA.	“Support” means the obligations of MasterCard contained in Section 2.

BB.	“Term” shall have the meaning ascribed to it in Section 4.3.

CC.	“****” shall mean the range of MBNA **** found in Table 2 used to determine the Minimum Qualifying **** and the ****.

DD.	“Year” shall mean each consecutive 12 month period of the Agreement with the first such period commencing on the Effective Date.

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EXHIBIT B

STANDARD TERMS AND CONDITIONS

As provided in Section 4.7 of the Agreement, the following Standard Terms and Conditions form a part of and are incorporated by reference into the Agreement.

B.1	Confidentiality. Except as otherwise provided under the Rules, during the Term and for five years thereafter MBNA and MasterCard will treat any information relating to this Agreement, the existence of this Agreement, and all terms and conditions of this Agreement as confidential. Such confidential information shall be disclosed only to those individuals with a reasonable need to know within their organizations (provided such individuals agree to be bound by the confidentiality obligations herein). Such confidential information shall not be disclosed to third parties without the prior written approval of the non-disclosing party hereto, except that either party may disclose same to its auditors, accountants, regulators, Board members or outside counsel, provided that such persons are advised of, and observe the obligations of this Section B.1. The parties acknowledge that, in the event of a breach of Section B.1 of this Agreement, the non-breaching party will likely suffer irreparable damage that cannot be fully remedied by monetary damages. Accordingly, in addition to any remedy which the non-breaching party may possess pursuant to applicable law, the non-breaching party retains the right to seek and obtain injunctive relief against any such breach in any court of competent jurisdiction. The provisions of this Section B.1 supercede the confidentiality obligations contained in any prior communications between the parties hereto relating to the subject matter of this Agreement. In addition, the provisions of this Section B.1 shall survive the termination of this Agreement.

B.2	Enforceability.

(a) If one or more of the provisions contained herein shall, for any reason, be held by a court of competent jurisdiction to be unenforceable or invalid in any respect under applicable law, such unenforceability or invalidity shall not affect any other provision of this Agreement, and this Agreement shall then be construed as if such unenforceable or invalid provisions had never been contained herein and the parties shall immediately commence negotiations in good faith to reform this Agreement to make alternative provisions herein that reflect the intentions and purposes of the severed provisions in a manner that does not run afoul of the basis for such unenforceability or invalidity.

(b) Each party’s waiver of any breach of any provision of this Agreement, or either party’s failure at any time to enforce any right or remedy available to it, shall not be construed to be a waiver of such right or remedy with respect to any other prior, concurrent or subsequent breach or failure by the other party. Except as otherwise provided herein, no waiver shall be effective unless made in writing.

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B.3	Choice of Law. This Agreement and the respective rights and obligations of the parties hereto shall be governed by the laws of the State of New York, excluding any “conflict of laws” or similar provisions that would mandate or permit application of the substantive law of any other jurisdiction.

B.4	Execution Authority. MasterCard and MBNA each represent and warrant that it has all necessary corporate power and authority to enter into this Agreement and, when executed and delivered, this Agreement shall be each of MBNA’s and MasterCard’s legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by Law.

B.5	Remedies. Except as otherwise expressly provided herein, the remedies for breach stated herein are non-exclusive. In addition to these remedies, the parties shall be entitled to pursue any other remedies that they may have at law or in equity.

B.6	Termination.

(a) Prior to the scheduled conclusion of the Term, either party may terminate this Agreement by giving notice to the other party in the event that the other party materially breaches any of its obligations under this Agreement, which breach is not cured within thirty (30) days after notice thereof, or if cure cannot be effected in such time, such additional time as is necessary to cure using commercially reasonable efforts; provided that the failure of the cure period to expire shall not preclude either party from seeking an order for injunctive relief with respect to any breach or threatened breach of this Agreement.

(b) This Agreement will terminate immediately at the election of the non-breaching party in the event that: (i) a court of competent jurisdiction assumes custody, attaches or sequesters all or a material portion of a party’s property or assets, which custody, attachment or sequestration is not suspended or terminated; (ii) a party admits in writing its inability to pay its debts generally as they become due; (iii) a party becomes insolvent (whether by balance sheet insolvency or a failure to meet obligations in the ordinary course) or makes an assignment for the benefit of creditors; (iv) a party files any voluntary, or if there is filed against such party an involuntary, petition in bankruptcy under the United States Bankruptcy Code, or any similar bankruptcy or insolvency laws of another jurisdiction (as now or in the future enacted or amended), provided that in the event of any involuntary petition the breaching party will have a period of sixty (60) days from the date of filing thereof to discharge the same; or (v) a party consents to the appointment of a receiver for all or a substantial portion of its property or assets.

(c) MasterCard may terminate this Agreement upon thirty (30) days notice to MBNA in the event that MBNA ceases to be a principal member of MasterCard International Incorporated that is licensed to use the MasterCard brand marks.

B.7	Continued Observance. The obligations stated herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns, provided however, that no party shall have the right to assign to any third party (including without limitation, by way of sale of any Cards subject to this Agreement, by voluntary or

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involuntary transfer, by operation of law or otherwise) any of its rights under this Agreement against the other party, or the benefits thereof, without first obtaining the prior written consent of the other party, such consent not to be unreasonably withheld or delayed. If any Person acquires any interest in this Agreement or the subject matter hereof in any manner, whether by acquiring any Cards subject to this Agreement, by voluntary or involuntary transfer, by operation of law or otherwise, such interest shall be held subject to all of the terms of this Agreement and by taking or holding such interest, such Person shall be conclusively deemed to have agreed to be bound by, and to comply with, all of the terms and obligations of this Agreement.

B.8	Force Majeure. Neither party shall be held responsible for any delay or failure in performance to the extent such delay or failure is caused by fire, flood, explosion, terrorism, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission of carriers or other similar causes beyond its control, that was not reasonably foreseeable or avoidable, and without the fault or negligence and/or lack of diligence of the delayed party (“force majeure condition”). If any force majeure condition occurs, the party delayed or unable to perform shall give written notice to the other party, stating the nature of the force majeure condition, the steps the party has taken or will take to minimize the effect of that condition, and the amount of time the delay is expected to last. Thereafter, the time to perform the acts or obligations that were delayed by such condition (and any corresponding acts or obligations of the non-delayed party) shall be extended by the length of time the force majeure condition endured, provided the delayed party has used commercially reasonable best efforts to overcome or resolve the force majeure condition, further provided, however, that the non-delayed party shall have the right to terminate this Agreement if such force majeure condition endures for more than one hundred forty (140) days upon providing at least thirty (30) days written notice to the delayed party.

B.9	Indemnification.

(a) Each of the parties (the “indemnifying party”) agrees, at its own expense, to defend, protect, indemnify, and hold the other party, and any of its directors, officers, employees and agents (collectively, the “indemnified party”) harmless from and against any action or threatened action, suit, claim or proceeding, whether or not well grounded, arising out of any alleged wrongful act or omission of the indemnifying party, its employees, agents, and subcontractors relating to the subject matter of this Agreement and against any and all expenses (including reasonable attorneys’ fees), judgments, fines, costs, amounts paid in settlement or any loss or damage incurred by the indemnified party, or any of the above-named indemnified parties relating thereto. The indemnifying party will give prompt notice to the indemnified party of any event or circumstance that it believes gives right to an obligation of indemnity and the indemnified party will cooperate with the indemnifying party in the defense and resolution thereof.

(b) Failure to give timely notice will not excuse any obligation of indemnity provided that the indemnifying party obtains actual knowledge of the event or circumstance, except to the extent an indemnifying party’s ability to eliminate or mitigate any claim or loss is prejudiced thereby. If an expense or cost is found to be associated with an indemnified

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party’s failure to give timely notice to the indemnifying party, the indemnified party will pay such expense or cost; provided, that in agreeing to pay such expense or cost the indemnified party will not be deemed in any way to have waived its right to indemnification hereunder, net of any such expense or cost.

B.10	Miscellaneous.

(a)	This Agreement constitutes the entire agreement between the parties with respect to subject matter hereof, and supersedes any other prior oral or written agreement regarding the subject matter hereof. This Agreement can only be amended or modified in a written agreement signed by both parties.

(b)	The parties hereto shall ensure that their obligations under this Agreement are performed in accordance with all applicable Laws and registrations, directions, permissions, licenses, waivers, consents, approvals and other authorizations of competent governmental authorities.

(c)	This Agreement is the product of negotiations between the parties hereto and their respective counsel. No provision or section of this Agreement shall be read, construed or interpreted for or against either party by reason of ambiguity of language, rule of construction against the draftsman, or any similar doctrine.

(d)	This Agreement may be executed in one or more counterparts, each of which, taken together, shall constitute but one original document.

(e)	The captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement.

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EXHIBIT C

QUARTERLY PERFORMANCE AND FORECASTING REPORT

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QUARTERLY PERFORMANCE AND FORECASTING REPORT (continued)

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EXHIBIT D

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EXHIBIT E

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Annex A

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Annex B

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Annex C

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